UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 3, 2021

STEVEN MADDEN, LTD.

(Exact name of registrant as specified in its chapter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:	(718) 446-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 3, 2021, Steven Madden, Ltd. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated into this Item 2.02 by reference, announcing the Company’s financial results for the third quarter of its fiscal year ending December 31, 2021.

Item 8.01.	Other Events.

The Company’s press release on November 3, 2021 also announced that the Company’s Board of Directors has declared a quarterly cash dividend of $0.15 per share on the Company’s outstanding shares of common stock. The dividend is payable on December 27, 2021, to stockholders of record as of the close of business on December 17, 2021.

The Company’s press release on November 3, 2021, also announced that the Company’s Board of Directors approved an increase in the Company’s share repurchase program of approximately $200 million in repurchases of the Company’s common stock, bringing the total authorization up to $250 million. Repurchases will be made from time to time on the open market at prevailing market prices or in privately negotiated transactions at such prices and times as are determined to be in the best interest of the Company. Repurchased shares will be used for general corporate purposes, such as acquisitions and the Company’s incentive compensation plan. The share repurchase program does not have a fixed expiration or termination date and may be modified or terminated by the Board of Directors at any time.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 3, 2021, announcing the Company’s 2021 third quarter results, the declaration of a cash dividend, and an increase in the Company's share repurchase authorization.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2021

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer